Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Sec. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RF Industries, Ltd. (the “Company”) on Form 10-QSB for the period ended January 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Howard F. Hill, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2007	/s/ Howard F. Hill
Howard F. Hill
Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to RF Industries, Ltd. and will be retained by RF Industries, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.